UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2014

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Dr. Chicago, Illinois	60614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 424-5200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 15, 2014, Archer-Daniels-Midland Company (“ADM”) issued a press release announcing that it had reached an agreement to sell its global cocoa business to Olam International Limited for $1.3 billion, subject to customary adjustments. The proposed sale is contingent on customary regulatory approvals.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements And Exhibits

(d) The following exhibits are filed herewith:

99.1 Press release dated December 15, 2014, issued by Archer-Daniels-Midland Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: December 16, 2014
	By:	/s/ D. Cameron Findlay
	Name:	D. Cameron Findlay
	Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 15, 2014.